Teche

HOLDING COMPANY

THE SMARTGROWTH BANK

77 Years of Success

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-
looking statements are estimates reflecting the best judgment of Teche
Holding Company’s management based upon currently available
information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by
Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Results of Fiscal Year 2010 and FYTD
 2011
Fiscal Year Ends September 30th

THE SMARTGROWTH COMPANY

RECORD EARNINGS

- Record EPS: FY09 and FY10
- EPS FYTD: $1.59
- Consistently Profitable
- ROAA: .92% GSBC Median: .49%
- ROAE: 9.1% GSBC Median: 3.7%

ASSET QUALITY

- Low Non-Performing Assets
- Low Net-Charge-Offs
- Strong Coverage Ratios
- Favorable Peer Comparison

SMARTGROWTH

- High Yield Loans Funded with Low Cost Deposits
- SmartGrowth Deposits: 72% of Deposits
  - 2Q/2Q Growth: 11.0%
  - 2Q/2Q Checking: 9.0%
- SmartGrowth Loans: 78% of Loans

Teche

Superior Results…FY10 and FYTD11

The SmartGrowth Company

INCOME
- Consistent and Increasing Dividends
- Dividend Yield: 4.0%, GSBC Median: 1.7%
- Payout Ratio LTM: 42.3%
- ROI Annualized: 17.6% in 10 Years

VALUE
- P/E LTM: 10.7x, GSBC Median: 13.5x
- P/TB: 101%, GSBC Median: 128%

GROWTH
- Superior Capital without TARP
- Positioned for Growth

LEADERSHIP
- Insider Ownership of 35%
- Shareholder Viewpoint
- Excellent Results in Difficult Environment

Teche

Investment Perspective

THE SMARTGROWTH COMPANY

Dividend Yield
GSBC Peer Comparison
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.0%
BXS
CSFL
HOMB
PFBX
OZRK
FBMS
FFIN
FFCH
MSL
IBKC
BNCN
SFNC
HBHC
SBSI
CCBG
TSH
TRMK
RNST
CTBI

Teche

Investment Perspective
Median 1.7%
Note: No Reported Dividends for 5 GSBC
Banks
Closing Prices 4/29/11

The SmartGrowth Company

Price/Earnings LTM
GSBC Peer Comparison

50.0x
40.0x
30.0x
20.0x
10.0x
0.0x
10.7x
BNCN
SBSI
TSH
RNST
OZRK
CTBI
FBMS
SFNC
TRMK
FFIN
HBHC
IBKC
MSL
CCBG
HOMB

Teche

Investment Perspective
Closing Prices 4/29/11
Median 13.5x
Note: Nine GSBC Banks Reported Losses

The SmartGrowth Company

Patrick O. Little

- Chairman
- President/Chief Executive Officer

W. Ross Little., Jr.

- SVP
- Chief Retail Officer

Darryl R. Broussard

- SVP
- Chief Credit Officer

J.L. Chauvin

- SVP
- Chief Financial Officer

Jason P. Freyou

- SVP
- Chief Operations Officer

Teche

Leadership

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Superior Results…FY10 and
FYTD11

SMARTGROWTH STRATEGY WELL-EXECUTED FOR 15 YEARS

SmartGrowth Deposits

Strategic Growth

Deposits 9 Year CAGR: 12.8%

Low Cost of Funds

Deposits: 32 bp

Checking: 10 bp

Teche HOLDING COMPANY

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
In Millions
2002
2003
2004
2005
2006
2007
2008
2009
2010
2Q11
Checking
Savings
Money Market

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
SmartGrowth
$172
$210
$225
$240
$277
$330
$368
$400
$439
$153

SmartGrowth Deposits

STRATEGIC CHANGE IN DEPOSIT MIX

2Q02
56%
20%
8%
16%
2Q11
28%
32%
31%
9%

Teche
HOLDING COMPANY

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Checking
Savings
MMA
Time

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
In Millions
2002
2003
2004
2005
2006
2007
2008
2009
2010
2Q11
SmartMortgages
Home Equity
Consumer
Commercial

SmartGrowth Loans

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
$460
$130
$180
$254
$300
$336
$376
$430
$465
$456
STRATEGIC GROWTH 9 YEAR CAGR 17.3%
PROFITABLE COMMERCIAL LENDING ON STRONG RETAIL BASE

4%
17%
79%
2Q02
22%
35%
43%
2Q11

Teche
HOLDING COMPANY

SmartGrowth Loans

STRATEGIC CHANGE IN LOAN MIX
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Commercial
l
Retail
Loans
Conforming
Loans

15%
22%
Commercial Loans
10%
43%
4%
4%
2%
Non-Residential
Residential
C & I
C&D
Commercial Land
Retail
Conforming Loans

Teche
HOLDING COMPANY

SmartGrowth Loans

COMMERCIAL LOANS $208 MILLION
DIVERSIFIED HIGH QUALITY LOW RISK MINIMAL EXPOSURE TO ENERGY SECTOR: ~ 5%
Commercial Loan Mix
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Retail
Conforming
Loans

2Q10	2Q11
NCO/AVERAGE LOANS (LTM)	0.36%	0.30%
NPA/ASSETS	2.00%	1.85%
ALLL/LOANS	1.37%	1.78%
ALLL/NPAs	47.76%	60.29%

Teche
HOLDING COMPANY

Solid Credit Quality

CREDIT CULTURE
DISCIPLINED
CONSERVATIVE STANDARDS
CONSISTENT
QUALITY DIRECTED
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value

Net Charge-Offs to Average Loans LTM
GSBC Peer Comparison
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.30%
TSH
FFIN
FBMS
IBKC
CTBI
SFNC
OZRK
TRMK
RNST
HBHC
SBSI
MSL
CCBG
TNCC
BNCN
PFBX
BXS
FFCH
HOMB
SBCF
CSFL
EBTX
PSTB
UCBI

Teche
HOLDING COMPANY

Solid Credit Quality

CONSISTENTLY HIGH PERFORMANC E ON QUALITY MEASURES
Median 1.37%
Source: SNL Financial LC 3/31/11
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value

Net Charge-Offs to Average Loans
GSBC Peer Comparison
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2006
2007
2008
2009
2010
Teche
Peer Median

Teche
HOLDING COMPANY

Solid Credit Quality
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
LOW NCOs TO PEERS

Historical ROAA
Peer Comparison
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2006
2007
2008
2009
2010
TSH
GSBC

Teche
HOLDING COMPANY

Superior Results
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
TECHE OFFERS EXCELLENT RETURNS

Teche
FEDERAL BANK

Teche
HOLDING COMPANY

Historical ROACE
Peer Comparison
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2006
2007
2008
2009
2010
TSH
GSBC

Superior Results
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
TECHE OUTPERFORMS PEER GROUP

Net Interest Margin
GSBC Peer Comparison
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
2006
2007
2008
2009
2010
GSBC
TSH

Teche
HOLDING COMPANY

Record Net Interest Margin For 4 Years
Superior Results

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value

Quality Capital Ratios
10.50%
10.00%
9.50%
9.00%
8.50%
8.00%
3/09
6/09
9/09
12/09
3/10
6/10
9/10
12/10
3/31
Equity/Assets
Tangible Equity/Assets

Teche
HOLDING COMPANY

21

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Superior Results
QUALITY RATIOS
	2Q10	2Q11
Risk-Based Capital	12.9%	13.9%
BV/Share	$35.02	$37.23
TBV/Share	$33.27	$35.47
No TARP
No Trust Preferred

Revenue Growth
In Millions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
FYTD
Non-Interest Income
Net-Interest Income

Teche
HOLDING COMPANY

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Superior Results

$19
$21
$25
$25
$27
$31
$35
$38
$42
$45
$23
$46
CONSISTENT REVENUE GROWTH

Earnings Per Share

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
FYTD
$1.59
Reported EPS
Pre Pre EPS

Teche
HOLDING COMPANY

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Superior Results

SUSTAINED RECORD EARNINGS
FY 2009	$3.36
FY 2010	$3.37

Technology Initiatives

DELIVERY CHANNEL ENHANCEMENT	Expanded Item Capture Alternatives
	Enhanced Website & Payment Options
	New ATMs, Telephone & Mobile Banking
BANKING SYSTEMS MODERNIZATION	New Core Banking System
	New Reporting & Dashboard Systems
	New Deposit, Loan & Sales Platforms
	Deployed Document Imaging & Workflow
INFRASTRUCTURE MODERNIZATION	New Wide Area Network
	New Email & Network Systems
	Server & Desktop Virtualization
	New IP Telephone System
	Enhanced Network & Server Monitoring

Teche
HOLDING COMPANY

Teche
Technology
Initiatives
Technology
Improves
Performance
and Customer
Service

WA
OR
ID
MT
ND
SD
MN
WI
MI
NE
IA
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
WV
VA
KS
MO
KY
NC
TN
OK
AR
SC
MS
AL
GA
TX
LA
FL

Teche
HOLDING COMPANY

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value
Steady Regional
Economy

Teche MSAs Rank
Lower Than the
National Average
8.2%
6.3%
5.8%
March 2011
United States	8.8%
Houma/ Thibodaux MSA	5.8%
Lafayette MSA	6.3%
Baton Rouge MSA	8.2%
8.8%
8.0
%
New
Orleans
Source: US Bureau of Labor Statistics
MSAs Data: Not Seasonally Adjusted
“The unemployment
numbers for Houma and
Lafayette are actually
looking very good right
now, when we anticipated
them being very bad."
very bad.”
Economist, 4/15/11

Oil and Gas

Shipping and Trade

Education and Healthcare

Petrochemicals

Hospitality/Leisure

Movies

Teche
HOLDING COMPANY

KEY ECONOMIC DRIVERS IN SOUTH LOUISIANA
Steady Regional
Economy

Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value

Dividend Growth
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.58
$0.78
$0.94
$1.10
$1.26
$1.37
$1.41
$1.42
$0.72
2003
2004
2005
2006
2007
2008
2009
2010
FYTD

Teche
HOLDING COMPANY

Shareholder Value

8 Consecutive
Years of
Increasing
Dividends
ROI ANNUALIZED
10 Years	17.6%
DIVIDEND YIELD	4.00%
PAYOUT RATIO LTM	42.30%
2010	42.14%
2009	41.32%
Strong Balance Sheet
Solid Credit Quality
Superior Results
Steady Economy
Shareholder Value

THE SMARTGROWTH COMPANY

Book Value/Common Share
$40.00
$35.00
$30.00
$25.00
$20.00
$28.68
$30.42
$32.12
$34.09
$36.19
2006
2007
2008
2009
2010

Teche

Shareholder Value

Investment Perspective